                             AIM FLOATING RATE FUND

                 Supplement dated July 1, 2002 to the Prospectus dated May 1, 2002, as supplemented May 1, 2002

This supplement supercedes and replaces in its entirety the supplement dated May 1, 2002.

The following replaces in its entirety the information found under the heading "TABLE OF FEES AND EXPENSES" on page 4 of the Prospectus:

"The following table is intended to assist investors in understanding the various costs and expenses that an investor in the Fund will bear, directly or indirectly. There is no guarantee that actual expenses will be the same as those shown below.

TABLE OF FEES AND EXPENSES

                                                                                    CLASS B           CLASS C
                                                                                    -------           -------
Shareholder Transaction Expenses(1)
   Sales Load (as a percentage of offering price)...................................  None              None
   Dividend Reinvestment Plan Fees .................................................  None              None
   Maximum Early Withdrawal Charge ("EWC")(2) ......................................  3.00%             1.00%

Annual Fund Operating Expenses (as a percentage of net assets)(3)
   Management Fee(4)................................................................  0.95%             0.95%
   Distribution and/or Service Fee..................................................  0.25              0.75(5)
   Other Expenses...................................................................  0.18              0.18
     Total Annual Operating Expenses ...............................................  1.38              1.88(5)

The Table above is intended to assist investors in understanding the various costs and expenses that an investor in the Fund will bear, directly or indirectly.
--------------------------------------------------------------------------------

(1) Under applicable rules governing the Repurchase Offers, the Fund may deduct from a Shareholder's repurchase proceeds a fee up to 2.00% of such proceeds to offset expenses associated with the Repurchase Offer. Although it has no current intention to do so, the Fund could impose such a repurchase fee thereafter. You may also be charged a transaction or other fee by the financial institution managing your account.

(2) Calculated based on the lesser of the then current net asset value or the original price of the Shares being tendered. For Class B Shares, the maximum EWC applies to Shares sold during the first year after purchase; the EWC declines annually thereafter, reaching zero after four years. For Class C Shares, the EWC applies to Shares sold during the first year after purchase; the EWC disappears thereafter. See "Early Withdrawal Charge."

(3) There is no guarantee that actual expenses will be the same as those shown in the table.

(4)   See "Management" for additional information.

(5) The Distributor has currently agreed to waive 0.25% of the annual Distribution and Service Fee for Class C Shares. Total Annual Operating Expenses net of this agreement are 1.63%. This agreement may be terminated at any time. See "Distribution Plans" for additional information.

EXAMPLE. The following Example demonstrates the projected dollar amount of total cumulative expense that would be incurred over various periods with respect to a hypothetical investment in the Fund. These amounts are based upon payment by the Fund of operating expenses at the levels set forth in the above table.

An investor would directly or indirectly pay the following expenses of a $1,000 investment in the Fund, assuming (i) a 5% annual return and (ii) reinvestment of all dividends and other distributions at net asset value:

                                                           1 YEARS     3 YEARS    5 YEARS   10 YEARS
                                                           -------     -------    -------   --------
   Assuming no repurchase of Shares .........   Class B       $14         $44       $ 76      $166
                                                Class C        19          59        102       220
   Assuming repurchase of Shares on last
   day of period and imposition of maximum
   applicable Early Withdrawal Charge .......   Class B        44          64         76       166
                                                Class C        29          59        102       220

This example assumes that the percentage amounts listed under Total Annual Operating Expenses remain the same in the years shown. The above tables and the assumption in the Example of a 5% annual return and reinvestment at net asset value are required by regulation of the Securities and Exchange Commission applicable to all closed-end investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Shares. To the extent fees are waived and/or expenses reimbursed, your expenses will be lower. Actual expenses and annual rates of return may be more or less than those assumed for purposes of the Example. In addition, although the Example assumes reinvestment of all dividends and other distributions at net asset value, participants in the Plan may receive shares of the Shares obtained at or based on the market price in effect at the time, which may be at, above or below net asset value.
THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, AND THE FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN."

The Securities and Exchange Commission ("SEC") has adopted a rule that generally requires mutual funds that have names suggesting a focus in a particular type of investment, industry or geographic region to invest at least 80% of their assets in such investment, industry or geographic region. In accordance with the requirements of this new SEC rule and the underlying statutory purposes of the new rule, the Board of Trustees of the Fund has approved the changes to the fund's investment strategies described in this supplement.

The following information replaces in its entirety the second paragraph under the heading "INVESTMENT OBJECTIVE AND POLICIES":

      "The Fund will invest, normally, at least 80% of its Assets in interests in Corporate Loans and Corporate Debt Securities made to or issued by Borrowers (which may include U.S. and non-U.S. companies) that (i) have variable rates which adjust to a base rate, such as LIBOR, on set dates, typically every 30 days but not to exceed one year; and/or (ii) have interest rates that float at a margin above a generally recognized base lending rate such as the Prime Rate of a designated U.S. bank. In complying with this 80% investment requirement, the Fund's investments may include investments in synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments, and may include credit-linked notes and collateralized loan obligations."

The following information is added after the fourth paragraph under the heading "INVESTMENT OBJECTIVE AND POLICIES":

      "In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash or the following liquid assets: money market instruments, shares of affiliated money market funds or high-quality debt obligations. As a result, the fund may not achieve its investment objective. For cash management purposes, the fund may also hold a portion of its assets in cash or such liquid assets."

The following information replaces in its entirety the fifth paragraph under the heading "INVESTMENT OBJECTIVE AND POLICIES":

      "The Fund may invest up to 20% of its Assets in any of the following: (a) senior floating rate loans made and notes issued on an unsecured basis to Borrowers that meet the credit standards established by AIM and the Sub-advisor ("Unsecured Corporate Loans" and "Unsecured Corporate Debt Securities"); (b) secured or unsecured short-term debt obligations including, but not limited to, U.S. Government and Government agency securities (some of which may not be backed by the full faith and credit of the United States), money market instruments (such as certificates of deposit and bankers' acceptances), corporate and commercial obligations (such as commercial paper and medium-term notes) and repurchase agreements, none of which are required to be secured but all of which will be (or the securities of counterparties associated therewith will be) investment grade (i.e., rated Baa, P-3 or higher by Moody's or BBB, A-3 or higher by Standard & Poor's or, if unrated, determined to be of comparable quality in the judgment of the Sub-advisor; (c) fixed rate obligations of U.S. or non-U.S. companies that meet the credit standards established by AIM and the Sub-advisor and that the Fund expects to swap for a floating rate structure; (d) cash or cash equivalents; or (e) shares of money market investment companies advised by AIM or its affiliates ("Affiliated Money Market Funds"). In general, a purchase of investment company securities may result in the duplication of fees and expenses. With respect to the Fund's purchase of shares of Affiliated Money Market Funds, the Fund will indirectly pay the advisory fees and other operating expenses of the Affiliated Money Market Funds."

The following information replaces in its entirety the sixth paragraph under the heading "INVESTMENT OBJECTIVE AND POLICIES":

      "Securities rated Baa, BBB, P-3 or A-3 are considered to have adequate capacity for payment of principal and interest, but are more susceptible to adverse economic conditions. Securities rated BBB or Baa (or comparable unrated securities) have speculative characteristics. Securities rated Baa, BBB, P-3, A-3 or higher (or comparable unrated securities) or cash will not exceed 20% of the Fund's Assets except (i) during interim periods pending investment of the net proceeds of public offerings of the Fund's securities; (ii) pending reinvestment of proceeds of the sale of a security; (iii) during the time Repurchase Offers are outstanding; and
      (iv) during temporary defensive periods when, in the opinion of the Sub-advisor, suitable Corporate Loans and Corporate Debt Securities are not available for investment by the Fund or prevailing market or economic conditions warrant. During such periods, the Fund's investments in Affiliated Money Market Funds will not exceed 25% of total assets. Investments in Unsecured Corporate Loans and Unsecured Corporate Debt Securities will be made on the same basis as investments in Corporate Loans and Corporate Debt Securities as described herein, except with respect to collateral requirements. To a limited extent, incidental to and in connection with its lending activities, the Fund also may acquire warrants and other equity securities."

The following paragraph is added after the sixth paragraph under the heading "INVESTMENT OBJECTIVE AND POLICIES":

      "For purposes of strategies described above, the term "Assets" means net assets, plus borrowings for investment purposes."

The changes noted above become effective July 1, 2002.